UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2016, Armstrong World Industries, Inc. (the “Company”) issued a press release announcing its second quarter 2016 consolidated financial results. The full text of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On July 29, 2016, the Company issued a press release announcing that it will report its second quarter 2016 consolidated financial results via a webcast and conference call on Friday, July 29, 2016 at 11:00 a.m. Eastern Time which can be accessed through the “Investors” section of the Company’s website, www.armstrongceilings.com. During its report, the Company will reference a slide presentation, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On July 29, 2016, the Company issued a press release announcing that its Board of Directors approved a stock repurchase program (the “Share Repurchase Program”), pursuant to which the Company may, at times and in such amounts as management deems appropriate, subject to market and business conditions, regulatory requirements and other factors, purchase shares of its common stock for an aggregate repurchase price not to exceed $150 million. Repurchases under the Share Repurchase Program may be made through open market, block and privately-negotiated transactions, including Rule 10b5-1 plans. The Share Repurchase Program extends through July 2018 unless extended by the Board of Directors, does not obligate the Company to purchase any particular amounts of common stock and may be suspended or discontinued at any time without notice. The full text of the Share Repurchase Program press release is attached hereto as Exhibit 99.3.

The Company has also updated its Investor Presentation, dated July 29, 2016, a copy of which is attached hereto as Exhibit 99.4.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2, 99.3 and 99.4, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Armstrong World Industries, Inc. dated July 29, 2016

99.2	Earnings Call Presentation Second Quarter 2016 dated July 29, 2016

99.3	Press Release of Armstrong World Industries, Inc. dated July 29, 2016

99.4	Armstrong World Industries, Inc. Investor Presentation dated July 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

	By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: July 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Armstrong World Industries, Inc. dated July 29, 2016

99.2	Earnings Call Presentation Second Quarter 2016 dated July 29, 2016

99.3	Press Release of Armstrong World Industries, Inc. dated July 29, 2016

99.4	Armstrong World Industries, Inc. Investor Presentation dated July 29, 2016